EXHIBIT 99.1
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JONES LANG LASALLE - PAGE 1:



                          JONES LANG LASALLE

                             February 2004




[ Jones Lang LaSalle Logo ]


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JONES LANG LASALLE - PAGE - 2:




                              OUR VISION


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       To be the chosen real estate expert and strategic adviser
        to the leading occupiers and investors around the world

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                 WE ARE:                           WE ARE NOT:

     . A global firm operating across        . Asset intensive
       more than 100 markets

     . Service provider to real estate       . A REIT or a direct
       occupiers and investors                 owner of real estate

     . Investment/fund manager for
       institutions investing in real estate

     . Client-relationship oriented

     . Strong cash-flow business model




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JONES LANG LASALLE - PAGE - 3:




                         FINANCIAL HIGHLIGHTS



     .     2003 EPS $1.12 per share vs. 2002 EPS $0.85 per share



     . $88 million net debt repayment in 2003; $124 million in past two years



     .     Strong Cash Flow Business Model

           -     EBITDA of $99 million in 2003; $91 million in 2002

           -     Debt Ratings:  S&P BBB- / Moody's Ba1

           -     Ratios:

                 -    Interest Coverage = 5.5 (EBITDA/Interest Expense)
                      (1)

                 -    Leverage = 1.5 (Net Debt/EBITDA) (1)



     .     Reduced tax rate; 42% in 2001 to 28% in 2003





     (1)  See Appendix 2 for explanation of EBITDA and Net Debt.






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JONES LANG LASALLE - PAGE - 4:




                            OUR VALUE MODEL

             Performing Consistently and Maximizing Growth



                            VALUE CREATION
                            --------------

                            .     Clients

                            .     Employees

                            .     Shareholders



                             VALUE DRIVERS
                             -------------

                      .     Integrated Global Services

                      .     Research

                      .     Account Management

                      .     Operational Excellence



[Graphic indicating - Occupiers and Investors encircling and indicating - ]


     REAL ESTATE                       REAL ESTATE
     OCCUPIER SERVICES                 MONEY MANAGEMENT

     -     Outsourcing                 -     Global Investment
     -     Tenant Representation             Capability
     -     Facilities Management       -     Institutional/Retail
     -     Project & Development             Capital
           Services                    -     Direct and Indirect
     -     Consulting                        Vehicles
                                       -     Private & Public
                                       -     Income, Value-Add &
                                             Opportunistic Investments


     REAL ESTATE CAPITAL MARKETS       REAL ESTATE INVESTOR SERVICES

     -     Investment Banking          -     Leasing
     -     Corporate Finance           -     Property Management
     -     Acquisitions & Dispositions -     Project &
     -     Financial Restructuring           Development Services
     -     Debt & Equity Raising       -     Consulting
     -     Hotel Advisory              -     Valuations
                                       -     Property Auctions






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JONES LANG LASALLE - PAGE - 5:




                      DIVERSIFIED REVENUE SOURCES



[ Graphic  / Pie Charts indicating ]



                                 2003
                           GEOGRAPHIC SPREAD
                           -----------------


                          Europe       --    42%
                          Americas     --    39%
                          Asia Pacific --    19%






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JONES LANG LASALLE - PAGE - 6:




                      DIVERSIFIED REVENUE SOURCES



[ Graphic  / Pie Charts indicating ]



                                 2003
                         BUSINESS UNIT SPREAD
                         --------------------


                 REAL ESTATE OCCUPIER SERVICES

                      Facilities Management -- 7%
                      Project & Development Services -- 11%
                      Tenant Representation -- 10%


                 REAL ESTATE CAPITAL MARKETS -- 15%


                 REAL ESTATE INVESTOR SERVICES

                      Valuations & Consulting -- 10%
                      Agency Leasing -- 18%
                      Property Management -- 17%


                 REAL ESTATE MONEY MANAGEMENT -- 12%




                                       ANNUITY-LIKE REVENUE
                                       APPROACHING 50%







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JONES LANG LASALLE - PAGE - 7:



                     REAL ESTATE MONEY MANAGEMENT

                    LaSalle Investment Management -
                     A Differentiator For Our Firm



     GROWTH STRATEGY

     . Capitalize on cross border capital flows and increasing investment allocations to real estate

     .     Leverage brand differentiation

           -     Research driven investment advice

           -     Integrated global execution of investment opportunities

     . Accelerate investment delivery and market response with Firm capital

     .     Focus on large separate accounts for operating scale benefits

     .     Implement retail strategy

     . Emphasize annuity asset management fees enhanced by incentive fees

     .     Leverage the Jones Lang LaSalle platform for quick market entry






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JONES LANG LASALLE - PAGE - 8:




                     REAL ESTATE MONEY MANAGEMENT

                    LaSalle Investment Management -
                     A Differentiator For Our Firm



--------------------------------------------------------------------------
Description           2003 Statistics        Typical Fee Structure
--------------------------------------------------------------------------

SEPARATE ACCOUNT      . $15.0 billion of     . Advisory fees
MANAGEMENT              assets under         . Incentive fees
(Firm's co-invest-      management           . Transaction fees
 ment = $15.5MM)                             . Equity earnings

--------------------------------------------------------------------------

PUBLIC EQUITY         . $3.4 billion of      . Advisory fees
(Firm's co-invest-      assets under
 ment = $0.1MM)         management

--------------------------------------------------------------------------

FUND MANAGEMENT       . $3.1 billion of      . Advisory fees
(Firm's co-invest-      assets under         . Incentive fees
 ment = $55.7MM)        management           . Equity earnings

--------------------------------------------------------------------------




     ------------------------------------------------------------
                                     Assets
                                      Under
     Product                       Management           %
     ------------------------------------------------------------

     European private equity        $10.7            49.7%

     North American private equity   $7.0            32.6%

     Asia Pacific private equity     $0.4             1.9%
     ------------------------------------------------------------

     Total Private Equity           $18.1            84.2%
     ------------------------------------------------------------

     European public equity          $0.4             1.8%

     North American public equity    $3.0            14.0%
     ------------------------------------------------------------

     Total Public Equity             $3.4            15.8%
     ------------------------------------------------------------

     TOTAL                          $21.5             100%
     ------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 9:




           REAL ESTATE INVESTOR SERVICES AND CAPITAL MARKETS

   Established Market Growth Businesses with Strong Cash Generation



     GROWTH STRATEGY

     .     Local leadership leveraging national and cross-border platforms

     . Client relationship managers delivering multiple services to repeat clients



     BUSINESS-SPECIFIC STRATEGIES


     .     PROPERTY MANAGEMENT

           - Maximize client satisfaction through differentiated service levels

           -     Increase cost efficiencies


     .     AGENCY LEASING

           -     Maintain leading market positions - "stay strong"

           - Expand market coverage to leverage national and regional platforms (e.g. New York, Central Europe and North Asia)


     .     VALUATIONS AND CONSULTING

           - Strategic advice to capture early entry point for opportunities


     .     CAPITAL MARKETS

           - Maintain leadership positions - UK & Continental Europe; Australia Retail; Hotels

           - Differentiate with Corporate Finance expertise - M&A; capital raise; structured finance






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JONES LANG LASALLE - PAGE - 10:




           REAL ESTATE INVESTOR SERVICES AND CAPITAL MARKETS

   Established Market Growth Businesses with Strong Cash Generation


--------------------------------------------------------------------------
Business Unit         2003 Statistics        Typical Fee Structure
--------------------------------------------------------------------------


INVESTOR SERVICES

  Property
    Management        . 502 million s.f.     . Annuity type management
                         (2002: 530 million    fees paid monthly or
                        s.f.)                  quarterly
--------------------------------------------------------------------------

  Agency Leasing      . 8,000 transactions   . Income sourced from
                        63 million s.f.        Property Management
                        (2002: 7,900 trans-    and Investment
                        actions and 76         Management
                        million s.f.)
--------------------------------------------------------------------------

  Valuation &         . 26,600 valuations    . Regular repeat valuation
    Consulting          (2002: 25,100)         fees tied to asset
                                               value

                                             . Consulting fixed fee
                                               or hourly rates
--------------------------------------------------------------------------


CAPITAL MARKETS       . 1,250 transactions   . One-time transaction
                        $18 billion of value   fees, but repeat
                        (2002: 1,470 trans-    client business
                        actions and $18
                        billion of value)
--------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 11:




                     REAL ESTATE OCCUPIER SERVICES

        High Growth Potential Businesses with Annuity Revenues



     GROWTH STRATEGY


     .     Capitalize on corporate outsourcing and cost reduction trends


     .     Differentiate with integrated global capability

           . Consistent high-quality delivery of full range of services


     . Service clients with dedicated account management to maximize relationships to 3X+


     . Leverage 2002 and 2003 operating investments made to support offshore service migration - India and Mexico


     .     Support multinational corporate growth - China; Central &
           Eastern Europe






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JONES LANG LASALLE - PAGE - 12:




                     REAL ESTATE OCCUPIER SERVICES

        High Growth Potential Businesses with Annuity Revenues


--------------------------------------------------------------------------
Business Unit         2003 Statistics        Typical Fee Structure
--------------------------------------------------------------------------

Tenant Representation . 2,850 transactions   . Contractual income
                        49 million s.f.        from strategic
                        (2002: 3,300 trans-    alliances
                        actions and 40
                        million s.f.)
--------------------------------------------------------------------------

Facilities Management . 223 million s.f.     . Management fees
                        (2002: 205 million     paid quarterly
                        s.f.)
--------------------------------------------------------------------------

Project &
Development Services                         . Percentage of
                                               construction costs
--------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 13:




              OUR CLIENT ROSTER IS IMPRESSIVE AND GROWING



A FEW EXAMPLES ...



     BANK OF AMERICA              DEUTSCHE BANK

     MICROSOFT                    P&G

     WHIRLPOOL                    MOTOROLA

     CalPERS                      DELPHI

     3M                           HSBC

     TAAssociates                 TIAA CREF

     JPMorgan Fleming             THE OHIO STATE UNIVERSITY

     GM                           DEPARTMENT OF THE ARMY -
                                    UNITED STATES OF AMERICA
     Goldman Sachs
                                  Merrill Lynch
     Cisco Systems

     Hermes Property Asset        Scottish Widows
       Management Limited
                                  Deka Immobilien Investment
     Skandia






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JONES LANG LASALLE - PAGE - 14:




                        OUR CASH FLOW STRATEGY


     .     Primary cash uses:

           - Co-investment that provides growth opportunities for LaSalle Investment Management

           - Technology capital expenditure that keeps us on the leading edge for our clients

           -     Debt repayment

           -     Share repurchase


     .     We will continue using cash for these purposes in 2004

           - Expected refinancing of Euro Notes in June 2004 will significantly reduce interest expense and allow for further debt reduction


     .     Capital structure objective is 25% Debt to Total Book
           Capitalization

           -     Total Book Capitalization equals Debt plus Book Equity

           - At December 31, 2003, this ratio was 26% (after netting cash against debt)

           -     Based on our 2004 plan we will meet our target


     . Positioned to have the ability to evaluate our use of cash in 2005 for purposes such as growth, stock repurchases and dividends






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JONES LANG LASALLE - PAGE - 15:




                 CAPITAL STRUCTURE - FINANCIAL IMPACT




$MM

[ bar chart indicating - ]



12/31/1999
----------

Total - $323

Credit facilities and short term borrowings*  - $323



12/31/2003
----------

Total - $211

Credit facilities and short term borrowings* - $3

     -     9% - Callable June 2004

Euro Notes - $208

     -     Net Debt $148



12/31/2004
----------

Credit facilities and short term borrowings - Projected:  $125

     -     LIBOR + 1.875%




  * - Interest Expense peaks at $27MM in 2000





CALLING EURO NOTES IN 2004 USING CREDIT FACILITIES, BASED ON CURRENT INTEREST RATES, SIGNIFICANTLY LOWERS INTEREST EXPENSE






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JONES LANG LASALLE - PAGE - 16:




                 WHY CLIENTS CHOOSE JONES LANG LASALLE



     .     GLOBAL REACH WITH CONSISTENT CULTURE AND SERVICE

           - Our single management/ownership structure ensures consistent, superior service in local markets and around the world


     .     GLOBAL BEST PRACTICES AND INFRASTRUCTURE

           - We have experts in virtually every real estate discipline. We assemble teams with deep subject matter expertise to find world-class solutions for our clients


     .     OUR INVESTMENT IN TECHNOLOGY AND RESEARCH

           - Our only business is real estate. We have made substantial investments in real estate technology and research, and leverage them for our clients






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JONES LANG LASALLE - PAGE - 17:




                THE LEADING REAL ESTATE SERVICES BRAND



           .     #1 Global Platform

                 -    Over 100 markets on five continents

                 -    Over 8,000 real estate professionals



           .     #1 Property Manager in the World

                 -    725 million s.f. under management



           .     One of the World's Largest and Most Diverse
                 Real Estate Investment Management Firms

                 -    $21.5 billion under management



           .     Leading Professional Project Management Business

                 -    800 dedicated professionals



           .     Leading Real Estate Research Capability

                 -    150 dedicated professionals





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JONES LANG LASALLE - PAGE - 18:




                             APPENDIX 1 --

                          SUPERIOR CASH FLOW





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JONES LANG LASALLE - PAGE - 19:



                          SUPERIOR CASH FLOW



    ----------------------------------------------------------------
                                                       $ Change
                                          Actual         Prior
    $MM (except per share data)       2003      2002     Year
    ----------------------------------------------------------------

    Net Cash from Earnings            $100      $ 83      $ 17

    Cash provided by (used in)
      working capital                   10       (15)       25

    NET CASH FROM OPERATIONS          $110      $ 68      $ 42



    Primary Uses of Cash
    --------------------

    Co-Investment                       (4)        9        13

    Capital Expenses                    20        20       --

    Net Debt Repayment                  88        34       (54)

    Share Repurchase                     8         5        (3)

    Other                               (2)       --         2

    TOTAL                             $110      $ 68      $ 42





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JONES LANG LASALLE - PAGE - 20:



                             APPENDIX 2 --

             GAAP AND NON-GAAP RESULTS AND RECONCILIATION





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JONES LANG LASALLE - PAGE - 21:




                         CALCULATION OF EBITDA



    ----------------------------------------------------------------
                                                 Actual
    $MM                                    2003          2002
    ----------------------------------------------------------------

    Operating Income                        $62           $55

    Plus:  Depreciation & Amortization       37            37

    Less:  Minority Interests in EBITDA      --            (1)

    EBITDA                                  $99           $91






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JONES LANG LASALLE - PAGE - 22:




                  EXPLANATION OF EBITDA AND NET DEBT


     . EBITDA represents earnings before interest expense, income taxes, depreciation and amortization and excludes Minority Interests in EBITDA

     .     Net Debt represents debt minus cash and cash equivalents

     . Management believes that EBITDA is useful to investors as a measure of operating performance, cash generation and ability to service debt

     . Management believes that Net Debt is useful to investors as a measure of financial position

     . EBITDA and Net Debt should not be considered alternatives to (i) net income (loss) (determined in accordance with GAAP), (ii) cash flows (determined in accordance with
           GAAP), or (iii) liquidity





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JONES LANG LASALLE - PAGE - 23:




[ JONES LANG LASALLE - LOGO ]



           Some of the information contained herein is forward looking or time sensitive. Jones Lang
           LaSalle undertakes no obligation to update any of this information. Factors that could cause actual results to vary should be reviewed in reports filed with the Securities and Exchange
           Commission.